American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
September 30, 2020

Global Gold - Schedule of Investments
SEPTEMBER 30, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.7%
Australia — 16.1%
Alkane Resources Ltd.(1)	930,800	952,261
Evolution Mining Ltd.	6,752,000	28,031,864
Newcrest Mining Ltd.	2,053,713	46,288,789
Northern Star Resources Ltd.	2,281,700	22,436,007
Perseus Mining Ltd.(1)	3,653,200	3,603,097
Ramelius Resources Ltd.	6,576,500	9,832,924
Regis Resources Ltd.	3,000,183	10,830,518
Saracen Mineral Holdings Ltd.(1)	886,734	3,300,949
Silver Lake Resources Ltd.(1)	5,342,400	8,906,426
St. Barbara Ltd.	1,649,400	3,541,005
		137,723,840
Canada — 54.0%
Agnico Eagle Mines Ltd. (New York)	427,200	34,009,392
Alamos Gold, Inc., Class A (New York)	290,200	2,556,662
Alexco Resource Corp.(1)	529,500	1,415,658
B2Gold Corp.	249,400	1,623,895
B2Gold Corp. (New York)	3,818,400	24,895,968
Barrick Gold Corp.	3,989,620	112,148,218
Barrick Gold Corp., (Toronto)	198,800	5,583,808
Centerra Gold, Inc.	1,409,700	16,399,124
Dundee Precious Metals, Inc.	1,788,300	12,812,423
Endeavour Mining Corp.(1)	181,565	4,520,206
Franco-Nevada Corp.	12,400	1,732,769
Franco-Nevada Corp. (New York)	240,800	33,610,864
GoGold Resources, Inc.(1)	4,050,000	4,653,599
Gran Colombia Gold Corp.	26,900	126,667
Kinross Gold Corp.(1)	653,200	5,764,034
Kinross Gold Corp. (New York)(1)	3,650,857	32,200,559
Kirkland Lake Gold Ltd.	899,878	43,927,806
Lucara Diamond Corp.(1)(2)	474,500	178,176
New Gold, Inc.(1)	310,300	527,510
OceanaGold Corp.(1)	405,200	683,056
OceanaGold Corp. (Toronto)(1)	2,962,300	4,560,636
Orezone Gold Corp.(1)	5,150,000	3,403,552
Pan American Silver Corp. (NASDAQ)	376,200	12,094,830
Pretium Resources, Inc.(1)	201,500	2,587,260
Roxgold, Inc.(1)	1,618,400	2,078,378
Silvercorp Metals, Inc.	484,000	3,493,102
Silvercorp Metals, Inc. (New York)	1,004,700	7,274,028
SSR Mining, Inc.(1)	643,162	12,002,994
SSR Mining, Inc. (NASDAQ)(1)	132,700	2,477,509
Teranga Gold Corp.(1)	958,300	10,104,414
Torex Gold Resources, Inc.(1)	562,900	7,960,202
Wesdome Gold Mines Ltd.(1)	777,700	7,341,586
Wheaton Precious Metals Corp.	598,500	29,368,395
Yamana Gold, Inc. (New York)	2,966,881	16,851,884
		460,969,164

China — 0.2%
Shandong Gold Mining Co. Ltd., H Shares	200	491
Zijin Mining Group Co. Ltd., H Shares	2,156,000	1,373,403
		1,373,894
Mexico — 0.2%
Industrias Penoles SAB de CV	121,500	1,958,594
Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	70,600	862,732
Russia — 1.0%
Polyus PJSC	40,200	8,408,048
South Africa — 10.0%
Anglo American Platinum Ltd.	102,700	7,124,277
AngloGold Ashanti Ltd.	227,102	5,933,141
AngloGold Ashanti Ltd., ADR	1,074,976	28,357,867
Gold Fields Ltd.	498,310	6,095,240
Gold Fields Ltd., ADR	2,675,500	32,881,895
Harmony Gold Mining Co. Ltd., ADR(1)	164,500	866,915
Impala Platinum Holdings Ltd.(2)	489,300	4,246,002
		85,505,337
United Kingdom — 3.1%
Centamin plc	5,069,600	13,210,139
Highland Gold Mining Ltd.	557,200	2,148,193
Hochschild Mining plc(1)	1,567,100	4,420,820
Pan African Resources plc	6,433,800	1,854,226
Petropavlovsk plc(1)(2)	10,835,300	4,587,900
		26,221,278
United States — 14.0%
Gold Resource Corp.	1,215,400	4,144,514
Hecla Mining Co.	1,170,500	5,946,140
Newmont Corp.	1,501,280	95,256,216
Royal Gold, Inc.	114,921	13,810,057
		119,156,927
TOTAL COMMON STOCKS (Cost $500,628,301)		842,179,814
EXCHANGE-TRADED FUNDS — 0.3%
VanEck Vectors Junior Gold Miners ETF (Cost $2,564,718)	45,800	2,535,488
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 2.875%, 12/15/21 - 8/15/47, valued at $4,114,723), in a joint trading account at 0.05%, dated 9/30/20, due 10/1/20 (Delivery value $4,034,802)		4,034,796
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 9/30/22, valued at $6,223,043), at 0.05%, dated 9/30/20, due 10/1/20 (Delivery value $6,101,008)		6,101,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,135,796)		10,135,796
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,555,494)	1,555,494	1,555,494
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $514,884,309)		856,406,592
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,643,482)
TOTAL NET ASSETS — 100.0%		$852,763,110

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,422,476. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,573,998, which includes securities collateral of $1,018,504.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	—	137,723,840	—
Canada	310,603,079	150,366,085	—
China	—	1,373,894	—
Mexico	—	1,958,594	—
Russia	—	8,408,048	—
South Africa	62,106,677	23,398,660	—
United Kingdom	—	26,221,278	—
Other Countries	120,019,659	—	—
Exchange-Traded Funds	2,535,488	—	—
Temporary Cash Investments	—	10,135,796	—
Temporary Cash Investments - Securities Lending Collateral	1,555,494	—	—
	496,820,397	359,586,195	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.